SCHEDULE 14A


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Filed by the Registrant                     |X|

Filed by a party other than the Registrant  |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                PACIFIC CMA, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|   No fee required

      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:__________________.

         (2) Aggregate number of securities to which transaction applies:__________________.

         (3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):___________________________________________________.

         (4)    Proposed maximum aggregate value of transaction:_______________.

         (5)    Total fee paid:________________________________________________.

|_|   Fee paid previously with preliminary materials:___________________.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)    Amount previously paid:________________________________________.

         (2)    Form, Schedule or Registration Statement No.:__________________.

         (3)    Filing Party:__________________________________________________.

         (4)    Date Filed:____________________________________________________.




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PRELIMINARY COPY

                                PACIFIC CMA, INC.
                      C/O AIRGATE INTERNATIONAL CORPORATION
                            153-10 ROCKAWAY BOULEVARD
                             JAMAICA, NEW YORK 11434


                                                                     June , 2006


Dear Stockholder,

         On behalf of the Board of Directors, I am pleased to invite you to attend a Special Meeting of Stockholders of Pacific CMA, Inc. (the "Company") which will be held at the offices of the American Stock Exchange, located at 86 Trinity Place, Boardroom, New York, New York 10006, on July , 2006 at 12:00 Noon, New York time.

         On the following pages you will find the Notice of the Special Meeting of Stockholders and the Proxy Statement giving information which describes the matter to be acted upon at the meeting.

         Of course, we will be present at the Special Meeting to answer any questions you might have.

         Your vote is important. Whether or not you plan to attend the Special Meeting and regardless of the size of your holdings, we encourage you to sign, date, and mail the enclosed proxy form in the postage prepaid envelope provided. Your right to vote in person at the meeting is not affected by returning the proxy form.


                                                    Sincerely,


                                                    Alfred Lam
                                                    Chairman of the Board

                                PACIFIC CMA, INC.
                      C/O AIRGATE INTERNATIONAL CORPORATION
                            153-10 ROCKAWAY BOULEVARD
                             JAMAICA, NEW YORK 11434


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                                                              New York, New York
                                                                     June , 2006


To all Stockholders of Pacific CMA, Inc.,

         Notice is hereby given pursuant to the provisions of the General Corporation Law of the State of Delaware that a Special Meeting of the Stockholders of Pacific CMA, Inc., a Delaware corporation (the "Company", "us", "we" or "our"), will be held at the offices of the American Stock Exchange, 86 Trinity Place, Board Room, New York, New York 10006, on July , 2006 at 12:00 Noon, New York time.

         The purposes of this meeting are to consider, discuss, vote and act upon the following:

         Approve the Company's financing transaction with Laurus Master Fund Ltd. ("Laurus") pursuant to which the Company issued to Laurus, among other things: (a) a $4,000,000 promissory note, convertible into shares of the Company's Common Stock, (b) a $3,500,000 non-convertible note, and (c) Warrants to purchase up to 1,850,000 shares of the Company's Common Stock (the "Laurus Transaction").

         Alfred Lam and Buller Services Corp. ("BSC"), who collectively own approximately 66% of the outstanding shares of our Common Stock, have advised us that they intend to vote in favor of approving the Laurus Transaction.
Consequently, the proposal will be approved at the Special Meeting of Stockholders. Mr. Lam may be deemed to be the beneficial owner of the shares of our Common Stock held by BSC.

         The Board of Directors is soliciting proxies for this Special Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. PLEASE READ IT CAREFULLY.

         The Board has set June , 2006 as the record date for the meeting. Stockholders who owned shares of the Company's Common Stock on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 27,187,488 shares of the Company's Common Stock issued and outstanding on June 1, 2006.

         Voting materials, which include the Proxy Statement and proxy form are being mailed to stockholders on or about June , 2006.

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

         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENVELOPE PROVIDED. RETURNING THE PROXY FORM WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                         ******************************

         Our Board of Directors has unanimously approved the above proposal, believing that it is in the best interest of our stockholders and recommends its adoption.


                                            By Order of the Board of Directors,

                                            Alfred Lam
                                            Chairman


Dated: June   , 2006



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                               GENERAL INFORMATION
                               -------------------

         This Proxy Statement is furnished in connection with our Special Meeting of Stockholders called by our Board of Directors to be held at the American Stock Exchange, 86 Trinity Place, Board Room, New York, New York 10006, at 12:00 noon, New York time, on July , 2006, and at any and all postponements, continuations or adjournments thereof. This Proxy Statement and the accompanying Notice of Special Meeting will be first mailed or given to our stockholders on or about June , 2006.

         All shares of our Common Stock represented in person or by proxy will be eligible to be voted at the meeting. Alfred Lam and BSC, who collectively own approximately 66% of our outstanding Common Stock, have advised us that they intend to vote in favor of the approval of the Laurus Transaction. Consequently, the proposal will be approved at the Special Meeting of Stockholders.

         Our stockholders of record at the close of business on June , 2006 (i.e., the record date) will be entitled to vote at the meeting or any adjournment or adjournments of the meeting. On June 1, 2006, we had 27,187,488 outstanding shares of Common Stock entitled to one vote per share on the proposals to be presented at the Annual Meeting.

         The presence, whether in person, via telephone or other permitted means of attendance, of the holders of a majority of the voting shares entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal. A broker "non-vote" will have the same effect as a vote against the proposals.

         The affirmative vote of the holders of a majority of our outstanding shares of Common Stock shall be required in order to approve the proposal set forth herein. Although our By- Laws permit proposals to be carried by a plurality of the votes cast, the Rules of the American Stock Exchange, Inc. ("AMEX") require that the affirmative vote of the holders of a majority of our outstanding shares of Common Stock be required for the proposal and our Board of Directors has determined to require such majority for approval of the proposal.

         Only one Proxy Statement is being delivered to two or more security holders who share an address unless we have received contrary instructions from one or more of the security holders. We will promptly deliver upon written or oral request a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the documents was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of proxy statements or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so direct us either by writing to Alfred Lam, Chairman, Pacific CMA, Inc., c/o Airgate International Corporation, 153-10 Rockaway Boulevard, Jamaica, New York 11434, or calling the Company at 212-247-0049.

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

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND SPECIAL MEETING

Q:       WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY?

A: You are receiving a Proxy Statement and proxy form from us because you own shares of Common Stock of Pacific CMA, Inc. This Proxy Statement describes issues on which we would like you and that you are entitled, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

         When you sign the proxy form, you appoint Alfred Lam and Scott Turner as your representatives at the meeting. Alfred Lam and Scott Turner will vote your shares, as you have instructed them in the proxy form, at the meeting. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy form in advance of the meeting just in case your plans change.

         If you have signed and returned the proxy form and an issue comes up for a vote at the meeting that is not identified on the proxy form, Alfred Lam and Scott Turner will vote your shares, under your proxy, in accordance with their best judgment.

Q:       WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

A:       Approval of the Laurus Transaction by the Company's stockholders.

Q:       HOW DO I VOTE?

A: You may vote either by mail or in person at the Special Meeting. To vote by mail, complete and sign the enclosed proxy form and mail it in the enclosed, prepaid addressed envelope. If you mark your proxy form to indicate how you want your shares voted on the proposal, your shares will be voted as you instruct.

         If you sign and return your proxy form but do not mark the form to provide voting instructions, the shares represented by your proxy form will be voted "FOR" the proposal.

         If you want to vote in person, please come to the meeting. We will be passing out written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting.

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

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

A: It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy forms to ensure that all your shares are voted.

Q:       IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

A: We provide each brokerage firm listed in our records as an owner of our shares with a sufficient number of copies of this Proxy Statement so that the brokerage firm can forward copies to the actual owners of the shares. If you received this Proxy Statement from your broker, your broker should have provided you with instructions for giving your broker directions as to how to vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

         Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, a proposal to adjourn a meeting in the discretion of the Company's management and ratification of the appointment of auditors, but cannot vote on non-routine matters (such as the Company's proposal to approve the Laurus Transaction), unless they have received voting instructions from the person for whom they are holding shares. Thus, if you do not give your broker instructions as to how to vote your shares, your broker will most likely not be able to vote on the Laurus Transaction at the Special Meeting.

         We encourage you to provide directions to your broker as to how you want he or she to vote your shares on the proposal to be brought before the Special Meeting. You should do this by very carefully following the instructions your broker gives you concerning your broker's procedures. This ensures that your shares will be voted at the meeting.

Q:       WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

         -- signing another proxy with a later date and returning that proxy to the Company,

         -- sending notice to the Company that you are revoking your proxy, or

         -- voting in person at the Special Meeting.

Q:       HOW ARE VOTES COUNTED?

A:       Voting results will be tabulated and certified by our transfer agent.

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

Q:       WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting. We will file a Report on Form 8-K to announce the results. We will file that report with the Securities and Exchange Commission (the "Commission"), and you can get a copy by contacting the Commission, through the Commission's EDGAR system on its home page at www.sec.gov or through the Company's websites: www.pacificcma.com, www.agihk.com and www.airgatecorp.com. Please note that information on our websites do not constitute part of this Proxy Statement.

Q:       WHO BEARS THE COST OF SOLICITING PROXIES?

A: The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors, or employees of the Company or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. The Company also reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                                    PROPOSAL

         APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF A NOTE
                            AND EXERCISE OF WARRANTS

         On August 4, 2005, the Company completed a financing transaction with Laurus. On May 2, 2006, the Company and Laurus amended certain of the documents and instruments constituting the financing transaction. As of June 1, 2006, the Company's aggregate indebtedness to Laurus was $4,000,000.

         The financing was pursuant to, including among others, the following documents and instruments.

         o Amended and Restated Security Agreement, dated May 2, 2006, among Laurus, the Company and its United States subsidiaries granting Laurus a first priority security interest on the Company's assets, including the capital stock of the subsidiaries to secure the Company's performance of notes issued by the Company to Laurus (described below).

         o A Stock Pledge Agreement, dated July 29, 2005, among Laurus, the Company, certain of its United States subsidiaries pledging the Company's securities in those subsidiaries as security for the Company's obligations to Laurus.

         o A Secured Convertible Note (the "Convertible Note") in the principal amount of $4,000,000, dated May 2, 2006 and due July 29, 2008.

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

         o A Secured Non-Convertible Note (the "Non-Convertible Note"), dated May 2, 2006, due July 29, 2008, that, when aggregated with the Convertible Note, provides for a maximum borrowing of $7,500,000.

         o A Warrant, dated July 29, 2005, issued to Laurus (the "Laurus Warrant 1") to purchase up to 1,500,000 shares of the Company's
            Common Stock at an exercise price of $1.00 per share for a seven-year period, expiring on July 29, 2012.

         o A Warrant, dated May 2, 2006, issued to Laurus (the "Laurus Warrant 2") to purchase up to 350,000 shares of the Company's Common Stock at an exercise price of $0.88 per share for a seven-year period, expiring on May 2, 2013.

         o An Amended and Restated Registration Rights Agreement, dated May 2, 2006, between the Company and Laurus.

         The Company's total borrowings from Laurus included $324,500 due to Laurus for legal fees.

         Laurus, at its option, may convert the outstanding principal amount of the Convertible Note at any time prior to maturity into shares of the Company's Common Stock, at a conversion price of $0.88 per share, as to the first $3,750,000 advanced to the Company under the Convertible Note and at $1.05 per share as to the remaining balance of that note. The Company also issued Laurus Warrant No. 1 to purchase up to 1,500,000 shares of Common Stock at an exercise price of $1.00 per share and Laurus Warrant No. 2 to purchase up to 350,000 shares of Common Stock at an exercise price of $.88 per share. Laurus' ability to convert the Convertible Note and to exercise the warrants is limited by the terms of such instruments to the extent that such exercise or conversion would result in the Laurus beneficially owning more than 4.99% of the Company's then outstanding shares of Common Stock.

         Set forth below is only a summary of the foregoing documents and instruments and is qualified by the relevant documents, filed as exhibits to the Company's Reports on Form 8-K filed with the Commission on August 4, 2005 and May 5, 2006. Copies of said documents are available from the Company on written request.

         NOTE MATURITY DATE:            July 29, 2008.

         NOTE INTEREST RATE:            Greater  of  (a) 6% and  (b)  the  prime
                                        rate,  plus 1% (subject to  reduction in
                                        certain   circumstances,    based   upon
                                        increases   in  the  market   price  (as
                                        defined) of the Company's Common Stock in excess of the Conversion Price).

         FUNDS AVAILABILITY UNDER
         THE NOTES:                     Maximum   available  is  the  lesser  of
                                        $7,500,000,  or 90% of Eligible Accounts
                                        (as  defined),   less  Laurus   required
                                        reserves.

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



         CONVERSION PRICE OF THE        At Laurus' option,  the first $3,750,000
         SECURED CONVERTIBLE NOTE:      of principal  amount is  convertible  at
                                        the  price of $0.88  per  share  and any
                                        funds  in   excess  of   $3,750,000   in
                                        principal  amount are  convertible  at a
                                        price   of   $1.05   per   share.   Both
                                        conversion   prices   are   subject   to
                                        adjustments.

         ADJUSTMENTS TO CONVERSION/
         EXERCISE PRICES:               The  Conversion  Price  of  the  Secured
                                        Convertible Note and the Exercise Prices
                                        of Laurus Warrant 1 and Laurus Warrant 2
                                        are    subject   to    adjustment    for
                                        reclassifications,     stock     splits,
                                        combinations,   dividends   and  similar
                                        events.

         REDEMPTION/PREPAYMENT:         The  Company  may  elect to  redeem  the
                                        Secured  Convertible Note by paying 120%
                                        of  the  outstanding  principal  amount,
                                        unpaid  interest  and all other sums due
                                        under the Secured  Convertible Note. The
                                        Company   may   elect  to   prepay   the
                                        Non-Convertible  Note at any time by the
                                        payment  of  the  outstanding  principal
                                        amount,  unpaid  interest  and all other
                                        sums  due  under  that   note,   without
                                        premium  or  penalty.  However,  for the
                                        Company  to obtain a release  of Laurus'
                                        security  interest  prior to termination
                                        of  its  agreements  with  Laurus,   the
                                        Company   is   required   to   pay   all
                                        obligations due to Laurus, plus an early
                                        payment  fee  of  (i)   $200,000;   (ii)
                                        $150,000;  or (iii) $100,000,  if such a
                                        release is sought (i) prior to May 2, 2007, (ii) after May 2, 2007, but before
                                        May 2, 2008; and (iii) any time after May 2, 2008, respectively.

         EVENTS OF DEFAULT:             Include  but are not  limited to (i) the
                                        failure  of  the   Company  to  pay  its
                                        obligations  to  Laurus;  (ii)  material
                                        breaches  of,  or  false  or  misleading
                                        representations  or  warranties  by  the
                                        Company in, its agreements  with Laurus;
                                        (iii) the  failure of the Company to pay
                                        its  obligations  to  third  parties  in
                                        excess of $250,000;  (iv) attachments or
                                        levies  in  excess  of   $100,000;   (v)
                                        changes   in   the   Company's   or  its
                                        subsidiaries'   condition   or   affairs
                                        reasonably  likely  to  have a  material
                                        adverse  effect  on the  Company  or its
                                        subsidiaries;      (vi)      bankruptcy,
                                        insolvency,        liquidations       or
                                        reorganization events by or against the Company or its subsidiaries; and (vii) a "Change of Control" (as defined).

         CHANGE OF CONTROL:             Includes, but is not limited to, (i) any
                                        person or group of persons  (other  than
                                        certain  defined  persons)  beneficially
                                        owning   35%  or   more   of  the   then
                                        outstanding   voting   equity   of   the
                                        Company;  (ii) a change of a majority of
                                        the  current  members  of the  Board  of
                                        Directors of the  Company;  or (iii) the
                                        Company  or  any  of  its   subsidiaries
                                        merging,    consolidating   or   selling
                                        substantially all of its assets.

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


         Default Penalties:             One (1%)  percent  per month  additional
                                        interest  and  at  Laurus'   option,   a
                                        default payment of 120% of the principal
                                        outstanding      amount      of      the
                                        Non-Convertible   Note,   together  with
                                        unpaid interest and all other sums due under the Non-Convertible Note.'

         Maximum Number of
         Shares: No issuances of Common Stock that would cause the holder to own more than 4.99% of our total Common Stock at any given time, or 19.99% of our Common Stock if certain stockholder approvals have not been obtained.

         Right of First Refusal:        Right  of  first   refusal  for  certain
                                        future financings of the Company.

         The Laurus Warrant No. 1 and the Laurus Warrant No. 2 allow Laurus to purchase at any time prior to July 29, 2012 and May 2, 2013, up to 1,500,000 and 350,000 shares of our Common Stock at exercise prices of $1.00 and $0.88 per share, respectively.

         Pursuant  to our  agreements  with  Laurus,  we agreed to submit to our stockholders the enclosed Proposal to ensure that a sufficient amount of authorized Common Stock is available for issuance to Laurus in the event it chooses to convert the Convertible Note, exercise their purchase rights pursuant to the Warrants, or additional shares of our Common Stock are issuable pursuant to the anti-dilution provisions of the Convertible Note and the Warrants. The terms of the Convertible Note and the terms of the Warrants limit the number of shares that are issuable upon conversion of the Convertible Note and exercise of the Warrants to not greater than 19.999% of the Company's issued and outstanding capital stock at the time the sale was completed until approval of our stockholders is obtained. It is anticipated that the AMEX will approve up to 5,429,698 of our shares of our Common Stock for listing that may be issued to Laurus. Any issuances of shares of Common Stock in excess of those 5,429,698 shares are subject to the approval of our stockholders as described herein and a further application to the AMEX.

         Pursuant to Rule 713 of the AMEX and our listing agreement with the AMEX, stockholder approval is required for a transaction which may involve the issuance by us of Common Stock equal to twenty percent (20%) or more of the Common Stock outstanding on the date of issuance of the Convertible Note, and the Laurus Warrants for less than the greater of book or market value of the Common Stock. The issuance of our Common Stock pursuant to Laurus' conversion rights with respect to the Convertible Note and Laurus' exercise of the Warrants and potential issuances of additional shares of our Common Stock pursuant to the anti-dilution provisions of the Convertible Note and the Warrants constitute such an issuance. Based upon the current issued and outstanding shares of the Company's Common Stock, if Laurus were to convert the entire principal amount of the Convertible Note and fully exercise the Laurus Warrant No. 1 and Laurus Warrant No. 2, it would own approximately 23.4% of our current issued and outstanding capital stock.

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

         The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote on this item at the Special Meeting is necessary to ratify the issuance of the Convertible Note, the Warrants and the shares of Common Stock issuable upon conversion of the Convertible Note and exercise of the Warrants in accordance with Rule 713 of the AMEX. The enclosed form of proxy provides a means for stockholders to vote to ratify the issuance of the Convertible Note and the Warrants and the shares of Common Stock issuable upon conversion of the Convertible Note and exercise of the Warrants, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder's proxy are to be voted, such shares will be voted FOR the ratification of the issuance of the Convertible Note, the Laurus Warrants, the shares of Common Stock issuable upon conversion of the Convertible Note, exercise of the Warrants and the issuance of additional shares of Common Stock pursuant to the anti-dilution provisions of the Convertible Note and Warrants, in accordance with Rule 713 of the AMEX.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK ISSUABLE ON CONVERSION OF THE CONVERTIBLE NOTE AND EXERCISE OF THE WARRANTS AND THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK PURSUANT TO THE ANTI-DILUTION ADJUSTMENT PROVISIONS OF THE CONVERTIBLE NOTE AND WARRANTS IN ACCORDANCE WITH RULE 713 OF THE AMEX.

         OTHER BUSINESS - Our Board of Directors is not aware of any other matters to be presented at the Special Meeting other than those mentioned in the Notice of Special Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Special Meeting, however, it is intended that the person named in the proxy will vote as our Board of Directors directs.


                        DESCRIPTION OF OUR CAPITAL STOCK
                        --------------------------------

         COMMON STOCK. We are authorized to issue up to 100,000,000 shares of Common Stock, $.001 par value per share, 27,187,488, of which are issued and outstanding as of June 1, 2006. The holders of shares of our Common Stock are entitled to receive dividends equally when, as and if declared by the Board of Directors, out of funds legally available therefore.

         Subject to the rights that may be designated by the Board of Directors to the holders of any shares of Preferred Stock then outstanding, the holders of the Common Stock have voting rights, one vote for each share held of record, and are entitled upon liquidation of the Company to share ratably in the net assets of the Company available for distribution. Shares of our Common Stock do not have cumulative voting rights. Therefore, the holders of a majority of the shares of Common Stock may elect all of the directors of the Company and control its affairs and day-to-day operations. The shares of Common Stock are not redeemable and have no preemptive or similar rights. All outstanding shares of our Common Stock are fully paid and non-assessable.


         Preferred Stock. Pursuant to our Certificate of Incorporation, our Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of up to 10,000,000 shares of preferred stock from time to time in one or more series and to establish the number of shares to be included in each such series and to fix the designation, powers, preferences and relative, participating, optional and other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Because the Board of Directors has such power to establish the powers, preferences and rights of each series, it may afford the holders of preferred stock preferences, powers and rights (including voting rights) senior to the rights of the holders of Common Stock. The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal.

         There are currently one series of preferred stock issued and outstanding: Series A Preferred Stock, with 10,000 shares being authorized and 3,850 shares being issued and outstanding. Up to an additional 9,990,000 shares of Preferred Stock remain authorized. Set forth below is a summary only and it is qualified by our Certificate of Incorporation and the Certificate of Designation for our Series A Preferred Stock, copies of which are available from the Company upon request.

         Description of Series A Preferred Stock. You can find definitions of certain terms used in this description of the features of our Series A Preferred Stock under the subheading "Certain Definitions" below.

         Shares Outstanding:            3,850

         Amount Paid Per Share:         $1,000

         Stated Amount Per Share:       $1,000

         Par Value Per Share:           $.001

         Dividends:                     Cumulative;  6% per annum on the  stated
                                        value of  $1,000,  payable  in  arrears.
                                        Payments began August 1, 2005 payable in cash or in shares of Common Stock at the Company's election (in the event certain conditions are met).

         Liquidation Preference:        Prior  to  Common   Stock;   liquidation
                                        payment of $1,000 per share outstanding plus any outstanding unpaid dividends and damages.

         Voting Rights:                 None, except as required by Delaware law
                                        or if we (i) alter or  change  adversely
                                        the powers, preferences or privileges of
                                        the Series A Preferred Stock or alter or
                                        amend the  Certificate  of  Designation;
                                        (ii)  authorize  or create  any class of
                                        stock  senior or  otherwise  pari  passu
                                        with the Series A Preferred Stock; (iii)
                                        amend our  Certificate of  Incorporation
                                        or  other  charter  documents  so  as to
                                        affect   adversely  any  rights  of  the
                                        holders of the Series A Preferred Stock;
                                        (iv) increase the authorized number of shares of Preferred Stock; or (v) enter into any agreement to do any of the foregoing.

         Current Conversion Price:      $0.88 per share, as adjusted, subject to
                                        possible further adjustment.

         Conversion Time:               By the  Holders:  At any  time  and from
                                        time to time.

         Adjustments to
         Conversion Price:              The  conversion   price  is  subject  to
                                        adjustment   for  stock  splits,   stock
                                        dividends   and   similar   events.   In
                                        addition,  if we sell  Common  Stock  or
                                        securities     convertible    into    or
                                        exchangeable for Common Stock at a price
                                        less than the conversion price in effect
                                        (the  "Lower  Price"),   the  conversion
                                        price  will be  adjusted  to  equal  the
                                        Lower  Price.   An   adjustment  of  the
                                        Conversion   Price  was  required  as  a
                                        result  of the  sale of the  Convertible
                                        Note to Laurus.

         Mandatory Redemption
         on Fourth  Anniversary:        In or  about  April  and May  2008,  the
                                        Company  is   required   to  redeem  all
                                        outstanding   shares  of  the  Series  A
                                        Preferred Stock for an amount equal to the stated value of said shares, plus all accrued and unpaid dividends and liquidated damages.

         Mandatory Redemption:          Certain  events,  such  as  the  Company
                                        filing  a  petition  under  the  federal
                                        bankruptcy laws, a change in control (as
                                        defined) of the Company,  the  Company's
                                        failure    to    timely    obtain    the
                                        effectiveness     of     the     related
                                        registration statement or deliver shares
                                        upon   an   investor's   conversion   or
                                        maintain its Common Stock's listing or quoted for more than ten (10) days will also result in a mandated redemption but at a differing price. If based on one of these specified events, the Company will be required to pay an amount equal to the greater of 110% of the Stated Value of the outstanding shares of Series A
                                        Preferred Stock or VWAP at the time, plus all accrued and unpaid dividends and liquidated damages.

         Other: No issuances of Common Stock that would cause the holder to own more than 4.9% of our total Common Stock at any given time.

                              CERTAIN DEFINITIONS.

         "Change of Control" includes the following: (a) a change in ownership of in excess of 40% of the Company's voting securities within a year; (b) the replacement within a year of more than one-half of the members of the Board of Directors which is not approved by a majority of the members of the Board on April 8, 2004; or (c) the Company entering into an agreement providing for either (a) or (b).

         "Principal Market" means the AMEX and shall also include the New York Stock Exchange, the NASDAQ Small-Cap Market on the NASDAQ National Market, whichever is at the time the principal trading exchange or market for our Common Stock, based upon share volume.

         "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Principal Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the investors and reasonably acceptable to the Company.

         Warrants Issued to Preferred Stockholders. The Warrants issued to the two institutional investors that purchased shares of our Series A Preferred Stock as part of our April and May 2004 private placements contain provisions providing for an adjustment in the exercise price and number of shares issuable upon exercise of the Warrants in the event of stock dividends, subdivisions or combinations of our shares of Common Stock, reclassifications of our securities and anti-dilution adjustments in the event of issuances of shares of our Common Stock or securities convertible into or exercisable for our shares of Common Stock for a purchase, conversion or exercise price, as the case may be, below the exercise prices of the Warrants that are substantially similar to the adjustment provisions of our Series A Preferred Stock.

         On November 18, 2003, we issued an aggregate of 1,242,240 shares of our Common Stock and Warrants to purchase 621,120 shares of our Common Stock to 14 private investors for an aggregate of $2,000,000 (the "November 2003 Private Placement"). Said Warrants are now exercisable at $0.88 per share as a result of our financing transaction with Laurus that "triggered" the anti-dilution provisions of the Warrants.

         For a discussion of other warrants, options and other rights to purchase our securities, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, Item 5, "Market For Registrant's Common Equity and Related Stockholder Matters - Recent Sales of Unregistered Securities" and "Financing
Transaction with Laurus."

         ADDITIONAL INFORMATION - We will furnish, without charge, copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2005, and our other periodic reports, as filed with the Commission, upon the written request of any person who is a stockholder as of the Record Date, upon payment of a reasonable fee which shall not exceed our reasonable expenses in connection therewith. Requests for such materials should be directed to Pacific CMA, Inc., c/o Airgate International corp., 153-10 Rockaway Boulevard, Jamaica, New York 11434, Attention: Secretary. Such information may also be obtained free of charge by accessing the Commission's web site at www.sec.gov.

                                          By Order of the Board of Directors,


                                          --------------------------------------
                                          Alfred Lam
                                          Secretary


New York, New York
June   , 2006


           ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND
                    RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                                  FORM OF PROXY
                              --------------------

                                      FRONT
                             -----------------------

                                PACIFIC CMA, INC.
                         C/O AIRGATE INTERNATIONAL CORP.
                            153-04 ROCKAWAY BOULEVARD
                             JAMAICA, NEW YORK 11434


                    THIS PROXY IS SOLICITED ON BEHALF OF THE
            BOARD OF DIRECTORS FOR THE SPECIAL MEETING ON JULY , 2006

         The undersigned stockholder of Pacific CMA, Inc., a Delaware corporation (the "Company"), hereby appoints Alfred Lam and Scott Turner, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Company's Common Stock which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held on July , 2006, and any adjournment thereof, with all powers which the undersigned would possess if personally present.

         The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement of the Company dated June , 2006.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                      BACK
                                     ------

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" the Approval of the Proposal.

         Please mark your votes as in this example   |X|

     PROPOSAL TO APPROVE THE COMPANY'S ISSUANCE OF (1) A SECURED CONVERTIBLE PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $4,000,000 (INITIALLY CONVERTIBLE AT THE RATE OF $0.88 PER SHARE AS TO $3,750,000 OF INDEBTEDNESS AND AT $1.05 PER SHARE FOR THE $250,000 BALANCE) AND (2) WARRANTS TO PURCHASE 1,850,000 SHARES OF THE COMPANY'S COMMON STOCK (WITH EXERCISE PRICES $1.00 FOR 1,500,000 SHARES AND $0.88 FOR 350,000 SHARES) ISSUED TO LAURUS MASTER FUND LTD..


     FOR |_|                     AGAINST |_|                    ABSTAIN |_|

CHECK HERE FOR ADDRESS CHANGE  |_| NEW ADDRESS:
                                                 -------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in the limited liability company name by an authorized person.


DATED:   _________ __, 2006
                                    --------------------------------------------
                                    Signature


PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED
ENVELOPE
                                    --------------------------------------------
                                    Signature if held jointly





                                       2